UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2020

EQUITY DISTRIBUTION ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39520	85-1876561
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 600 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 454-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	EQD.U	New York Stock Exchange

Class A common stock, par value $0.0001 per share	EQD	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	EQD WS	New York Stock Exchange

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On September 18, 2020, Equity Distribution Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 41,400,000 units (the “Units”), including the issuance of 5,400,000 Units as a result of the underwriter’s exercise in full of its over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company (“Public Warrant”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $414,000,000.

Substantially concurrently with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 6,853,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Equity Distribution Sponsor LLC, generating gross proceeds to the Company of approximately $10,280,000.

A total of $414,000,000, comprised of $405,720,000 of the proceeds from the IPO, including approximately $14,490,000 of the underwriters’ deferred discount, and $8,280,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of September 18, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of September 18, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equity Distribution Acquisition Corp.

Date: September 24, 2020	By:	/s/ Philip Tinkler
	Name:	Philip Tinkler
	Title:	Chief Financial Officer

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